SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           ---------------------------

                                    FORM 8-K

                           ---------------------------

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  October 24, 2005

                         CABLEVISION SYSTEMS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                            (State of Incorporation)

        1-14764                                                11-3415180
(Commission File Number)                                      (IRS Employer
                                                          Identification Number)

                               CSC HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                            (State of Incorporation)

        1-9046                                                 11-2776686
(Commission File Number)                                      (IRS Employer
                                                          Identification Number)

                  1111 Stewart Avenue, Bethpage, New York 11714
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (516) 803-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01      OTHER EVENTS.

         On October 24, 2005, Cablevision Systems Corporation received a letter from the Dolan Family Group withdrawing the June 19, 2005 proposal to acquire the outstanding, publicly-held interests in Cablevision Systems Corporation following a pro rata distribution of Rainbow Media Holdings. In that letter, the Dolan Family Group also recommended that Cablevision's Board of Directors consider the declaration of a $3 billion one-time, special dividend payable pro rata to all shareholders. The Board of Directors is considering the proposal. No decision with respect to a dividend has been made at this time.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     99.1 Letter, dated October 24, 2005, from the Dolan Family Group to the Board of Directors of Cablevision Systems Corporation.









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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       CABLEVISION SYSTEMS CORPORATION


                                       By: /s/ Michael P. Huseby
                                          --------------------------------------
                                          Name:  Michael P. Huseby
                                          Title: Executive Vice President and
                                                 Chief Financial Officer


Dated: October 25, 2005



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       CSC HOLDINGS, INC.


                                       By: /s/ Michael P. Huseby
                                          --------------------------------------
                                          Name:  Michael P. Huseby
                                          Title: Executive Vice President and
                                                 Chief Financial Officer


Dated:  October 25, 2005







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